Exhibit 99.1

RESTORATION ROBOTICS AND VENUS CONCEPT ANNOUNCE MERGER

TO CREATE A LEADING GLOBAL MEDICAL AESTHETICS COMPANY

Combined company anticipates 2019 revenue of $130-135 million

Announces $21 million financing commitments from leading healthcare investors

Companies to host conference call on March 15, 2019 at 8:30am Eastern Time

SAN JOSE, CA and TORONTO, CANADA, March 15, 2019 — Restoration Robotics, Inc. (“Restoration Robotics”) (NASDAQ: HAIR), a global leader in robotic hair restoration, and Venus Concept Ltd. (“Venus Concept”), a privately-held global aesthetic technology leader, announced today that they have entered into a definitive merger agreement to combine the companies in an all-stock transaction. The transaction is expected to close in the third quarter of 2019, subject to customary closing conditions, including the approval by stockholders of Restoration Robotics and Venus Concept and receipt of all necessary regulatory approvals.

Transaction Structure:

Under the terms of the transaction, Restoration Robotics and Venus Concept shareholders will own approximately 15% and 85% of the combined company, respectively, on a fully diluted basis, without giving effect to the shares issued in the proposed equity financing that is expected to close immediately after the merger. EW Healthcare Partners has committed to lead a $21 million equity investment, priced at $0.825 per share (subject to adjustment for stock splits), in the combined company’s common stock contingent on the closing of the merger transaction. Additional investors committed to participating in the proposed equity financing include HealthQuest Capital, Madryn Asset Management, Longitude Capital Management, Fred Moll and Aperture Venture Partners. In addition to the equity financing, Fred Moll and InterWest Partners previously funded a $5 million convertible note into Restoration Robotics which will convert into the combined company’s common stock at the closing of the equity financing led the EW Healthcare, at a price of $0.825 per share (subject to adjustment for stock splits).

Concurrent with closing of the transaction, the Company anticipates effecting a reverse stock split. The Company expects to have approximately 283.2 million shares outstanding (or approximately 18.9 million shares outstanding after giving effect to an anticipated 1-for-15 reverse stock split) and after taking into account shares issued to the former Venus Concept shareholders in the merger, shares issued as part of the $21 million equity investment, and shares issued upon conversion of the $5 million convertible notes.

Management Commentary:

“The proposed transaction will create a combined company with the resources, product portfolio and expertise that will benefit our customers, employees and our shareholders,” said Ryan Rhodes, Chief Executive Officer of Restoration Robotics. “We are excited to partner with the Venus Concept team as we see the combination as an opportunity to become the leading player in minimally invasive hair restoration. With more than 600,000 procedures and an estimated $4 billion spent annually in the global hair restoration market, the growth opportunity for the combined entity is extremely compelling.”

“We believe the combination with Restoration Robotics will enable us to offer an end-to-end portfolio of minimally invasive solutions, unique from competitors in the hair restoration market today,” said Domenic Serafino, Chairman and Chief Executive Officer of Venus Concept. “We look forward to leveraging our large direct sales force to accelerate the adoption of ARTAS® in the marketplace following the successful second half of 2018 launch of the next generation ARTAS iX™ Robotic Hair Restoration System with its integrated harvest, site mapping and implantation capabilities. Hair restoration will become an increasingly important part of our global medical aesthetics portfolio, which also includes technologies that address hair removal, skin rejuvenation, wrinkle reduction, cellulite and body contouring.”

Strategic Rationale:

This strategic combination, approved by the Boards of Directors of both companies, will create a company with:

•

A diversified product portfolio in the aesthetic market with nine major product platforms, including a focused effort on the hair restoration segment with both Restoration Robotics’ ARTAS Robotic Hair Restoration System and Venus Concept’s NeoGraft (handheld follicular unit extraction solution);

•	Global reach with commercial presence in over 60 countries and a direct selling presence in 29 markets;

•

Strong research and development capabilities with complementary teams with expertise in non-invasive, energy-based technologies (from the legacy Venus Concept team) and robotics, 3D pre-operative planning and software (from the legacy Restoration Robotics team); and

•	An attractive financial profile with 2019 revenue expected to be in the range of $130-135 million and estimated 2019 gross margins in the upper 60%s.

Venus Concept is an innovative global aesthetic technology leader with a broad product portfolio (eight major technology platforms), operating directly in 29 international markets and through distributors in 31 international markets, and the industry’s first subscription-based business model. Venus Concept generated approximately $100 million (unaudited) in revenue in 2018, with gross margins of approximately 75%. The company’s strategy has been to grow beyond the aesthetic industry’s traditional dermatology and plastic surgery markets into non-traditional markets including obstetrics and gynecology, family and general practice, internal medicine and medical spas.

Leadership and Governance:

Domenic Serafino, Chief Executive Officer of Venus Concept, will serve as Chief Executive Officer of the combined business. Domenic Della Penna, Chief Financial Officer of Venus Concept, will serve as Chief Financial Officer. Mark Hair, Chief Financial Officer of Restoration Robotics, is expected to lead the integration of the combined business.

The Board of Directors of the combined company will consist of nine members, seven from Venus Concept’s Board of Directors: Domenic Serafino (CEO), Juliet Bakker, Scott Barry, Garheng Kong, Louise Lacchin, Fritz LaPorte and Tony Natale, and two from Restoration Robotics’ Board of Directors: Fred Moll and Keith Sullivan.

Advisors:

In connection with this transaction, SVB Leerink LLC is acting as exclusive financial advisor to Restoration Robotics. Latham and Watkins LLP and Yigal Arnon & Co. are acting as legal counsel to Restoration Robotics. Reed Smith LLP and Gornitzky & Co. are acting as legal counsel to Venus Concept.

Conference Call:

Restoration Robotics and Venus Concept will hold a joint conference call for investors today, March 15, 2019, beginning at 8:30 AM U.S. Eastern Time. The dial-in numbers are (866) 916-2179 for domestic callers and (210) 874-7716 for international callers. The conference ID is 9390585. A live webcast of the conference call will be available on the investor relations section of Restoration Robotics’ website.

A replay of the call will be available starting on March 15, 2019 through March 22, 2019. To access the replay, dial (855) 859-2056 for domestic callers and (404) 537-3406 for international callers and enter access code 9390585. In addition, the recorded webcast will be available in the investor relations section of the Restoration Robotics’ website for 90 days following the completion of the call.

About Venus Concept

Venus Concept is an innovative global aesthetic technology leader with a broad product portfolio, global reach in over 60 countries and 29 direct global offices, and the industry’s first subscription-based business model. Venus Concept’s product portfolio consists of best-in-class aesthetic device platforms, including Venus Versa, Venus Legacy, Venus Velocity, Venus Fiore, Venus Viva, Venus Freeze Plus, and recently acquired NeoGraft technology for hair restoration. The company is backed by leading healthcare growth equity investors including EW Healthcare Partners (formerly Essex Woodlands), HealthQuest Capital, Madryn Asset Management, Longitude Capital Management, Aperture Venture Partners and Deerfield Capital Management.

About Restoration Robotics

Restoration Robotics, Inc., is a medical device company developing and commercializing the ARTAS® System and ARTAS iX™ System. The ARTAS Systems are the first and only physician-assisted robotic systems to dissect and assist in the harvesting of follicular units directly from the scalp, create recipient implant sites using proprietary algorithms and, in the case of the ARTAS iX System, implant the hair follicles into the designated sites. The Company has unique expertise in machine vision, image guidance, visual servoing and robotics, as well as developing intuitive interfaces to manage these technologies.

Additional Information for Restoration Robotics Common Stockholders

In connection with the proposed transaction, Restoration Robotics, Inc. (“Restoration Robotics”) plans to file with the Securities and Exchange Commission (SEC) a Registration Statement on Form S-4 related to the shares being issued in the merger, including a prospectus with respect to the Restoration Robotics shares to be issued in the merger and a preliminary proxy statement relating to the approval of the merger agreement and the related transactions. The information in the preliminary proxy statement/prospectus is not complete and may be changed.

The definitive proxy statement/prospectus will be mailed to stockholders of Restoration Robotics. This communication is not a substitute for the definitive proxy statement/prospectus and Restoration Robotics URGES INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the definitive proxy statement (when available) and other documents filed with the SEC by Restoration Robotics through the web site maintained by the SEC at www.sec.gov. The definitive proxy statement/prospectus and other documents filed by Restoration Robotics may also be obtained free of charge by visiting the Restoration Robotics Investor Relations page on its corporate website at https://restorationroboticsinc.gcs-web.com/ or by contacting Restoration Robotics Investor Relations by telephone at 646-536-7000 or by email at ir@restorationrobotics.com.

Participants in Solicitation

Restoration Robotics, Venus Concept Ltd. (“Venus Concept”) and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Restoration Robotics in connection with the merger. Information about the directors and executive officers of Restoration Robotics is set forth in Restoration Robotics’ Annual Report on Form 10-K for the period ended December 31, 2017 and filed with the SEC on March 5, 2018 and its proxy statement on Schedule 14A for its Annual Meeting of Stockholders held on June 13, 2018 filed with the SEC on April 26, 2018. Additional information regarding the interests of these participants and other persons who may be deemed participants in the merger may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain copies of the proxy statement/prospectus when it becomes available free of charge by visiting the SEC’s website at www.sec.gov.

Non-solicitation

This document will not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements, as they relate to Restoration Robotics or Venus Concept, the management of either such company or the proposed transactions involving Restoration Robotics and Venus Concept, including the proposed merger and equity financing, the expected revenue, operating results and growth opportunities for the combined companies, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Restoration Robotics and Venus Concept undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the medical device industry, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions which are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the documents Restoration Robotics has filed with the SEC as well as the possibility that (1) the parties may be unable to obtain stockholder or regulatory approvals required for the proposed transactions; (2) the length of time necessary to consummate the proposed transactions may be longer than anticipated; (3) the parties may not be able to satisfy the conditions precedent to consummate the proposed transactions; (4) the proposed transactions may divert management’s attention from Restoration Robotics’ and Venus Concept’s ongoing business operations; (5) the anticipated benefits of the proposed transactions might not be achieved; (6) the proposed transactions may involve unexpected costs; (7) the business may suffer as a result of uncertainty surrounding the proposed transactions, including difficulties in maintaining relationships with third parties or retaining key employees; (8) the parties may be unable to meet expectations regarding the timing, completion and accounting and tax treatments of the transactions; (9) the parties may be subject to risks related to the proposed transactions, including any legal proceedings related to the proposed transactions and the general risks associated with the respective businesses of Restoration Robotics and Venus Concept, including the general volatility of the capital markets, terms and deployment of capital, volatility of Restoration Robotics share prices, changes in the medical device industry, interest rates or the general economy, underperformance of Restoration Robotics’ or Venus Concept’s assets and investments, inability to raise funds and the degree and nature of Restoration Robotics’ and Venus Concept’s competition, as well as the risk that unexpected reductions in Restoration Robotics’ cash balance could adversely affect the portion of the combined company that the Restoration Robotics stockholders retain; (10) activist investors might not approve of the proposed transactions; or (11) the risks that are more fully described in the section titled “Risk Factors” in Restoration Robotics’ most recent Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on March 5, 2018 and Quarterly Report on Form 10-Q for the nine months ended September 30, 2018 filed with the SEC on November 5, 2018, as well as subsequent and other documents filed from time to time with the SEC by Restoration Robotics could materialize. Additionally, forward-looking statements related to Venus Concept’s future expectations are subject to numerous risks and uncertainties, including risks that planned development milestones and timelines will not be met. Additional risks relating to the transactions and Venus Concept’s business and operations will be set forth in the Registration Statement on Form S-4 and the prospectus and proxy statement contained therein that Restoration Robotics will file in connection with the merger. Neither Restoration Robotics nor Venus Concept gives any assurance that either Restoration Robotics or Venus Concept will achieve its expectations.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Restoration Robotics described in the “Risk Factors” section of its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Restoration Robotics from time to time with the SEC, as well as Risk Factors that will be contained in the Registration Statement on Form S-4 and the prospectus and definitive proxy statement contained therein for the proposed merger between Restoration Robotics and Venus Concept. All forward-looking statements included in this document are based upon information available to Restoration Robotics and Venus Concept as of the date hereof, and neither Restoration Robotics nor Venus Concept assumes any obligation to update or revise such forward-looking statements to reflect events or circumstances that subsequently occur or of which Restoration Robotics or Venus Concept hereafter becomes aware.

Restoration Robotics is a registered trademark of Restoration Robotics, Inc.

Restoration Robotics Contacts:

Media Contact

Kerstin Thomas

The Ruth Group

kthomas@theruthgroup.com

646-536-7000

Investor Contact

Brian Johnston

The Ruth Group

bjohnsonton@theruthgroup.com

646-536-7000

Venus Concept Contact:

Mike Piccinino, CFA

Westwicke

VenusConceptIR@westwicke.com